                                                                   Exhibit 10.46


                                                         Contract No.: E25538.05



and signed in Farmington, Connecticut, this     day of             , 2006.



                           DARWIN NATIONAL ASSURANCE COMPANY DARWIN SELECT INSURANCE COMPANY CAPITOL INDEMNITY CORPORATION, PLATTE RIVER INSURANCE COMPANY AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC, BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY DARWIN PROFESSIONAL UNDERWRITERS, INC.



                           BY      /s/ Stephen Sills
                                   ---------------------------------------------



                           TITLE   President & CEO
                                   ---------------------------------------------




















                        attaching to and forming part of


                      EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE NOVEMBER 1, 2005

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
             BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY DARWIN
                         PROFESSIONAL UNDERWRITERS, INC.

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

                                      INDEX

ARTICLE          SUBJECT                                                    PAGE
-------          -------                                                    ----
              PREAMBLE.................................................        1
      I       BUSINESS COVERED.........................................        1
     II       EXCLUSIONS...............................................        1
    III       LIMIT AND RETENTION......................................        2
     IV       TERRITORIAL SCOPE........................................        2
      V       PERIOD...................................................        2
     VI       SPECIAL TERMINATION......................................        3
    VII       ULTIMATE NET LOSS........................................        4
   VIII       EXCESS OF ORIGINAL POLICY LIMITS.........................        5
     IX       EXTRA-CONTRACTUAL OBLIGATIONS............................        6
      X       NET RETAINED LINES.......................................        6
     XI       PREMIUM..................................................        7
    XII       NOTICE OF LOSS AND LOSS SETTLEMENTS......................        7
   XIII       UNEARNED PREMIUM AND OUTSTANDING LOSS RESERVES...........        8
    XIV       INTEREST PENALTY.........................................       10
     XV       COMMUTATION..............................................       11
    XVI       CURRENCY.................................................       12
   XVII       TAX PROVISIONS...........................................       12
  XVIII       INSOLVENCY OF THE REASSURED..............................       12
    XIX       OFFSET...................................................       13
     XX       DELAYS, ERRORS AND OMISSIONS.............................       13
    XXI       AMENDMENTS AND ALTERATIONS...............................       14
   XXII       ACCESS TO RECORDS AND CLAIMS REVIEW......................       14
  XXIII       ARBITRATION..............................................       14
   XXIV       SERVICE OF SUIT..........................................       15
    XXV       CONFIDENTIALITY..........................................       16
   XXVI       REGULATORY COMPLIANCE....................................       16
  XXVII       INTERMEDIARY.............................................       16
 XXVIII       GOVERNING LAW............................................       17

   XXIX       PARTICIPATION............................................       17
    XXX       SEVERAL LIABILITY NOTICE.................................       17

ATTACHMENTS:   NUCLEAR INCIDENT EXCLUSION CLAUSES - LIABILITY - REINSURANCE -
               U.S.A / CANADA NUCLEAR ENERGY RISKS EXCLUSION CLAUSE -
               REINSURANCE - 1994 (WORLDWIDE excluding U.S.A. AND CANADA)

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
             BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY DARWIN
                         PROFESSIONAL UNDERWRITERS, INC.

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

PREAMBLE

This Contract is made and entered into between Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, (hereinafter referred to as "the Reassured") and the Reinsurers signatory hereto (hereinafter referred to as "the Reinsurers") on the following terms and conditions.



ARTICLE I -- BUSINESS COVERED

This Contract applies to policies of insurance classified by the Reassured as Psychiatrists Professional and Office Liability, produced and underwritten by American Professional Agency, Inc. for and on behalf of Darwin Professional Underwriters arising from any claims or claims which are made on risks that attach during the Contract period under its claims made, extended reporting endorsement and retroactive coverage.

For the purposes of this Contract, the terms "policy", "policies" or "original policies" as used herein shall be understood to mean all binders, policies, contracts, endorsements or other evidence of insurance issued in the name of the Reassured.



ARTICLE II -- EXCLUSIONS

This Contract does not apply to and absolutely excludes the following:

1. Nuclear Incidents, in accordance with the Nuclear Incident Exclusion Clauses - Liability - Reinsurance - U.S.A./Canada - as attached.

2. Nuclear Energy Risks, in accordance with the Nuclear Energy Risks Exclusion Clause (Reinsurance) (1994) (Worldwide excluding U.S.A. and Canada) - as attached.

3. All liability of the Reassured arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any

         Insolvency Fund. "Insolvency Fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Reassured of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

4. Liability assumed by the Reassured as a Member or Reinsurer of any Pool, Association or Syndicate.

5.       Financial Guarantee and Insolvency Insurance.

6.       Surety Business.

7. Reinsurance Assumed Business, other than policies "fronted" by another carrier and individually underwritten by Darwin Professional Underwriters, Inc, and Inter-Company Pooling Arrangements.



ARTICLE III -- LIMIT AND RETENTION

The Reinsurers shall be liable under this Contract in respect of each and every loss, each insured, for the Reassured's Ultimate Net Loss in excess of $250,000 each and every loss, each insured, subject to a limit of liability to the Reinsurers of up to $1,750,000 Ultimate Net Loss each and every loss, each insured.

The Reassured shall retain the aforementioned $250,000 net and unreinsured, except for internal reinsurance and/or Catastrophe Excess of Loss Reinsurance.

It is understood and agreed that the limits hereon apply separately to each original coverage and/or section thereof as applicable, issued by the Reassured, unless written on a combined, shared limit basis, as per the original policies.

The meaning of "each and every loss", "claim", and "claim made" shall follow the definitions in the policies covered hereunder, as finally determined by the Reassured. The Reassured shall also be the determinant of what constitutes "each Insured.



ARTICLE IV -- TERRITORIAL SCOPE

This contract shall cover whenever the original policies cover.



ARTICLE V -- PERIOD

This Contract covers all claims made, on original policies written or renewed with effective dates during the period November 1, 2005 12:01 a.m. Standard Time to November 1, 2006 12:01 a.m. Standard Time at the place and location of risks insured.

The maximum original policy period shall be twelve (12) months plus odd time not to exceed eighteen (18) months in all, plus extended reporting period coverage or endorsements, as original.

For the purposes of this Contract, any extension, discovery period or extended reporting endorsement attaching to a policy covered hereunder shall be considered as part of the period of the said policy, subject to the provision that a separate limit of liability will not apply in respect thereof unless required by statute.

Upon expiry of this Contract, policies in force at the effective time and date of expiration hereof shall continue to be covered hereunder until their individual natural expiration or termination dates, whichever sooner, including extensions, discovery periods, DDR (death, disability or retirement), or other similar extended reporting endorsements attaching to such policies. The Reassured may however, subject to agreement by Reinsurers hereon, terminate the liability of the Reinsurers for claims made, as original, after the effective time and date of expiration hereof and, in such event, the unearned premium at that date applicable to in force policies, including extensions, discovery periods, DDR, or other similar extended reporting endorsements attached thereto, shall be deducted from the Subject Gross Net Written Premium Income for the purpose of the premium rating hereunder.



ARTICLE VI -- SPECIAL TERMINATION

A. Either party may terminate this Contract upon thirty (30) days notice in the event that the other party's surplus has been reduced by 30% or more of the mount of surplus at September 30, 2003.

B. The Reassured may terminate the Reinsurer's participation hereon at any time by giving thirty (30) days' prior written notice to the Reinsurer in the event that:

         (1) A State Insurance Department or other legal authority has ordered the subscribing Reinsurer to cease writing business; or

         (2) The Reinsurer has become insolvent or has been placed into liquidation or receivership or proceedings have been instituted against the subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agents known by whatever name, to take possession of its assets or control of its operation; or

         (3) The Reinsurer has reinsured its entire liability under this Contract without the Reassured's prior written consent. However, the Reinsurer shall be at liberty to effect catastrophe excess and/or aggregate stop loss excess reinsurance; or

         (4) The Reinsurer has ceased assuming new and renewal treaty reinsurance business; or

         (5) The Reinsurer experiences a downgrading in their financial strength rating from Standard and Poor's Group below BBB or a downgrading in rating from A.M. Best Company below A-.

In the event of such termination, the liability of the Reinsurer shall be terminated as follows:

Policies in force at the effective time and date of termination of this Contract shall continue to be covered hereunder until their individual expiration dates, including extensions, discovery periods, Death, Disability or Retirement or other such similar reporting endorsements or provisions attached thereto. For rating purposes, the applicable Subject Gross Net Written Premium Income shall be calculated on policies issued or renewed from the inception date of this Contract to the effective time and date of termination of this Contract.

The Reassured may however terminate the liability of the Reinsurer for claims made as original, after the effective time and date of termination of this Contract and, in such event, the unearned premium at the termination date applicable to in force policies, including extensions, discovery periods, Death, Disability or Retirement or other similar extended reporting endorsements or provisions attached thereto, shall be deducted from the Subject Gross Net Written Premium Income for the purpose of the premium rating hereunder.

The Reassured shall have the right at the time of termination of this Contract or at any time following the termination of the Reinsurer, provided the rate at that time is strictly below the Maximum hereon, to commute losses at their discretionary reserves, which for clarification purposes may be zero. The Reassured will then give Reinsurers a full and final release of all future liabilities under this Contract. It is understood and agreed that unearned premium at the termination date applicable to in force policies, including extensions, discovery periods or other similar extended reporting endorsements or provisions attached thereto, shall be deducted from the Subject Gross Net Written Premium Income for the purpose of the premium rating hereunder.



ARTICLE VII -- ULTIMATE NET LOSS

The term "Ultimate Net Loss" as used in this Contract shall mean the sum actually paid or payable by the Reassured in settlement of any losses under its original policies and/or 100% of any additional liability incurred by the Reassured as a result of an award in excess of policy limits, and/or 100% of any liability incurred by the Reassured from any extra-contractual obligation, both as more fully defined in EXCESS OF ORIGINAL POLICY LIMITS and EXTRA-CONTRACTUAL OBLIGATIONS. In the event that the Reassured's original policies and/or specific coverage parts of their original policies are issued on a cost inclusive basis, such loss adjustment expenses shall be included within the Reassured's Ultimate Net Loss for the purposes of recovery hereunder.

Where the Reassured's original policies and/or specific coverage parts of their original policies provide for loss adjustment expenses in addition to limit, all loss adjustment expenses paid by the Reassured shall be apportioned in proportion to the respective interests in the loss of the parties hereto as such interests finally appear, provided that in the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of the judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the expense incurred in securing such final reduction or reversal shall be pro rata between the Reinsurers and the Reassured in the proportion that each benefits from such reduction or reversal; and the expenses incurred up to the time and date of the original verdict or judgment shall be pro-rated in proportion to each party's interest in such verdict or judgment.

In the event of external legal or external adjustment expenses, including outside monitoring counsel expenses, rescission expenses and declaratory judgment expenses, which are incurred by the Reassured in connection with a claim or potential claim hereunder and which are not the subject of the Reassured's original policy, then Reinsurers shall also be liable for their proportion of such expenses in addition to their share of the loss recoverable hereunder.

For the purposes of this Contract loss adjustment expenses shall include all expenses of litigation, including post judgment interest, but shall exclude the salaries of regular employees and all office expenses of the Reassured.

All salvages and recoveries shall first be deducted from such loss to arrive at the amount of the Reassured's Ultimate Net Loss for the purposes of this Contract. All salvages, recoveries or payments recovered or received subsequent to a loss settlement under this Contract shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments shall be made by the parties hereto. However, nothing in the foregoing shall be construed as meaning that losses are not recoverable hereunder until the Reassured's Ultimate Net Loss has been ascertained,



ARTICLE VIII -- EXCESS OF ORIGINAL POLICY LIMITS

As provided in ULTIMATE NET LOSS, this Contract shall protect and indemnify the Reassured for up to one additional policy limit in respect of 100% of any additional liability incurred by the Reassured as the result of an award in excess of the original policy limit as more fully defined below. The Reinsurers agree that the said 100% of the additional liability so incurred, plus the Reassured's contractual loss, shall be considered as one combined loss for the purposes of the Reassured's retention and of the recovery under this Contract subject always, however, to the amount recoverable hereunder not exceeding the limit of recovery under this Contract as provided in LIMIT, AND RETENTION, as applicable.

Awards in excess of the original policy limit are defined as contractual losses which the Reassured may be legally liable to pay, but in excess of the original policy limit, such losses in excess of the original policy limit having been incurred because of, but not limited to, the following: failure by the Reassured to settle within the original policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against an insured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any liability in excess of original policy limits is incurred by the Reassured shall be deemed, in all circumstances, to be the date the original claim was made or occurred.

However, this Article shall not apply where such awards in excess of original policy limit have been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Reassured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim.



ARTICLE IX -- EXTRA-CONTRACTUAL OBLIGATIONS

As provided in ULTIMATE NET LOSS, this Contract shall protect and indemnify the Reassured for up to one additional policy limit in respect of 100% of any additional liability incurred by the Reassured as the result of any extra-contractual obligation, as more fully defined below. The Reinsurers agree that the said 100% of the additional liability so incurred, plus the Reassured's contractual loss, shall be considered as one combined loss for the purposes of the Reassured's retention and of the recovery under this Contract subject always, however, to the amount recoverable hereunder not exceeding the limit of recovery under this Contract as provided in LIMIT, AND RETENTION, as applicable.

"Extra-contractual obligations" are defined as those liabilities not covered under any other provision of this Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Reassured to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against an insured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any extra-contractual obligation is incurred by the Reassured shall be deemed, in all circumstances, to be the date the original claim was made or occurred.

However, this Article shall not apply where such extra-contractual obligations have been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Reassured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim.



ARTICLE X -- NET RETAINED LINES

This Contract applies only to that portion of any insurance covered by this Contract which the Reassured retains net for its own account and in calculating the amount of any loss hereunder and also in computing the amount in excess of which this Contract attaches, only loss or losses in respect of that portion of any insurance which the Reassured retains net for its own account shall be included.

It is understood and agreed that the amount of the Reinsurers' liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Reassured to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.



ARTICLE XI -- PREMIUM

In consideration of the liabilities undertaken by the Reinsurers in accordance with the terms of this Contract, the Reassured shall pay to the Reinsurers their share of the following premium:

A. A provisional premium of $2,800,000 shall be payable in equal quarterly installments of $700,000 in arrears on February 1, May 1, August 1 and November 1, 2006.

B. Within 60 days of expiry of this Contract, the Reassured shall render a statement of its Subject Gross Net Written Premium Income (as defined below) and the Reassured shall pay, or be paid by the Reinsurers, the difference between the Deposit Premium and a premium determined by applying a provisional rate of 14% to the said Subject Gross Net Written Premium Income.

C. Twenty-four months after the expiry of this Contract and annually thereafter until all losses are finally settled or commuted, the premium hereunder shall be adjusted at a rate equivalent to 107.5% of the Case Incurred Loss Cost plus a minimum rate of 10% applied to the Subject Gross Net Written Premium Income. In no event, however shall the premium developed exceed a maximum rate equal to 31% of the Subject Gross Net Written Premium Income (hereinafter referred to as the "experience adjustment").

D. A bordereaux of risks to be rendered by the Reassured within 45 days from end of each calendar quarter. The bordereaux shall contain the following information: policy number, insured name, premium, policy term, class of business.



ARTICLE XII -- NOTICE OF LOSS AND LOSS SETTLEMENTS

A paid and outstanding loss bordereaux for all claims with incurred amounts (indemnity, defense and expense combined), established by the Reassured of $125,000 or more shall be rendered by the Reassured within 45 days of the end of each contract quarter beginning with January 31st, 2006 and quarterly thereafter.

It is understood and agreed, both by the Reassured and the Reinsurers, that all paid and outstanding losses shall be advised to Reinsurers solely by quarterly bordereaux and that no individual loss reports are to be provided unless specifically requested by Reinsurers.

The bordereaux shall solely comprise numerical details of the paid and outstanding amounts of each loss together with other data to identify the claim, all as shown on the example bordereaux format(s) attached hereto as Appendix A to this Contract and which have been mutually agreed by the Reassured and Reinsurers. It is clearly understood and agreed that such bordereaux shall not provide any other details of the claim and that there shall be no requirement to provide assessment of potential liability or other evaluations of each claim.

The Reinsurers agree to abide by all loss settlements of the Reassured which at its sole discretion shall adjust, settle or compromise all losses and all such adjustments, settlements or compromises shall be binding upon the Reinsurers subject to the terms, conditions and limitations of the original policies and this Contract.

The Reinsurers agree to settle their share of such loss payments within 45 days of receipt of the quarterly bordereaux; the bordereaux being the sole billing documentation necessary to effect settlements from Reinsurers.

It is understood and agreed that requests for individual loss reports by Reinsurers hereon shall not delay their payment of a claim once billing of the claim has been presented by the Reassured to the Reinsurers. In addition, responses to requests for individual loss reports shall not be delayed or withheld by the Reassured.

Notwithstanding such quarterly bordereaux settlements, the Reassured may request an immediate cash loss settlement from the Reinsurers in the event that the amount due from the Reinsurers in respect of an individual claim is $250,000 or more. Such cash loss billings shall be made solely utilizing the same format as the quarterly bordereaux collections.



ARTICLE XIII -- UNEARNED PREMIUM AND OUTSTANDING LOSS RESERVES

This Article applies only to those Reinsurers signatory hereto who do not qualify for credit under the regulations of the State insurance authorities or departments which have jurisdiction over the Reassured's reserves.

The Reassured agrees that when, for its Annual Convention Statement purposes, it files with the authorities or departments mentioned above or sets up in its books statutory reserves for known outstanding losses and allocated loss expenses reinsured by this Contract, for unearned premium in respect of business coming within the scope of this Contract, or for incurred but not reported losses (IBNR), hereinafter "The Stated Reserves", it shall forward to the Reinsurers a clear statement of the Reinsurers' proportion of The Stated Reserves detailing separately the amounts involved for known outstanding losses and allocated loss expenses, unearned premium and IBNR, and also how those amounts are calculated. Reserves for IBNR shall not exceed the actual amount of IBNR carried on the books of the Reassured for statutory reporting purposes.

The Reinsurers, promptly upon receipt of the Reassured's statement, shall apply for, and secure delivery to the Reassured of, clean irrevocable and unconditional Letters of Credit or such equivalent funding acceptable to the Reassured, for the benefit of the Reassured in amounts equal to their proportion of The Stated Reserves.

In the event that the Provisional Premium adjustment and/or experience adjustment calculation hereon results in a reduced level of collateral funding hereunder, the Reassured agrees to return such excess collateral to Reinsurers within ninety (90) days of the date the adjustment is made.

All Letters of Credit procured pursuant to this Contract shall be issued by a Bank which is a Member of the Federal Reserve and acceptable to the authorities or departments mentioned in the first paragraph of this Article current at the date of the Reassured's statement. Such Letter of Credit shall be in full conformity with the requirements of such authorities or departments.

Further, all such Letters of Credit shall be "Evergreen" in that they shall be issued for an initial period of not less than one year and shall be automatically extended for one year from their original expiration dates and subsequently from their extended expiration dates unless and until, at least thirty days before any expiration date, the issuing bank gives notice to the Reassured by registered mail that the issuing bank elects not to extend the life of the Letter of Credit in question beyond its forthcoming expiration date.

In consideration of the contract of the Reinsurers to furnish such Letters of Credit to the Reassured to enable it to obtain credit for the reinsurance provided under this Contract, the Reassured hereby undertakes to hold such Letters of Credit and the proceeds of any drawings made upon them in trust for the Reinsurers and to use and apply the proceeds of any such drawings for the following purposes only:

         a. To pay the Reinsurers' share or to reimburse the Reassured for that share of any liability for loss or allocated loss expense reinsured by this Contract or for unearned premium in respect of business coming within the scope of this Contract;

         b. To refund to the Reinsurers any balance by which the amount of the Letter of Credit exceeds the Reinsurers' proportion of any liability for loss or allocated loss expense reinsured by this Contract, incurred but not reported losses (IBNR) or for unearned premium in respect of business coming within the scope of this Contract.

         c. In the event that one or more of the Reinsurers participating in the Letter of Credit gives timely notice of cancellation or non-renewal of their participation in the Letter of Credit and provided that the obligations secured by the Letter of Credit remain unliquidated and undischarged at the time of receipt by the Reassured of such notice, the Reassured shall create a cash deposit account, separate from its own assets, in an amount equal to the participation of the canceling or non-renewing Reinsurer(s) in the Letter of Credit. That cash deposit account may then be used as in sub-paragraphs a. and
                  b. above. It is understood and agreed that this procedure may only be implemented before the expiry of the notice period in respect of cancellation or non-renewal and that if it is implemented, the Reassured will ensure that a rate of interest is obtained for the Reinsurers on such a deposit account that is at least equal to the rate which would be paid by Citibank N.A. in New York, and further that the Reassured will account to the Reinsurers on an annual basis for all interest accruing on the cash deposit account for the benefit of the Reinsurers.

The issuing bank shall have no responsibility whatsoever in connection with the propriety of drawings made by the Reassured on the Letters of Credit issued under this Contract or in connection with the disposition of any funds so withdrawn, except to ensure that drawings are made only upon the order of properly authorized representatives of the Reassured.

All Letters of Credit procured for the Reassured under this Contract shall be adjusted at annual intervals, or more frequently as agreed (but never more frequently than quarterly), to reflect the current balance of the Reinsurers' proportion of the Reassured's known outstanding loss and allocated loss expense reserves and unearned premium reserves, and the Reassured shall produce a statement for this purpose detailed in the same way as the original statement on the basis of which such Letters of Credit were first issued. If the statement shows that the Reinsurers' proportion of such losses and allocated expenses, IBNR or unearned premium reserves exceeds the current amount of the Letters of Credit, the Reinsurers shall, within thirty days after receipt of the statement, secure the amendment of the Letters of Credit increasing their amount to the amount of the current balance of these items. If, however, the statement shows that the Reinsurers' proportion of the current balance of those items is less than the amount of the Letters of Credit the Reassured shall, within thirty days of receipt of a written request from the Reinsurers to do so, facilitate the release of the excessive security by authorizing the amendment of the Letters of Credit so as to reduce their amount to the current balance required.

All expenses incurred in the establishment or maintenance of such Letters of Credit shall be paid by the Reinsurers.



ARTICLE XIV -- INTEREST PENALTY

The provisions of this Article shall not be implemented unless specifically invoked, in writing, by the Reassured or Reinsurer. The interest amounts provided for in this Article will apply to the Reinsurer or to the Reassured in the following circumstances:

1. Loss payment owed by the Reinsurer to the Reassured shall have a due date to the Reassured of forty-five (45) calendar days following the date of the Reinsurer's receipt of the billing, but no later than ninety (90) days from the Reassured's date of the billing.

2. Payment of any premium installments shall be due to the Reinsurer within thirty (30) calendar days of the date specified in this Contract. Any premium adjustments will be due by the debtor party within sixty (60) calendar days of the date specified in this Contract.

3. Payment of return premiums, commissions, profit sharing, or any other amounts not provided in paragraphs 1 or 2 above, shall be due by the debtor party within sixty (60) calendar days of the due date specified in this Contract. If no due date is specified, the due date shall be sixty (60) days following the date of the debtor party's receipt of the billing, but no later than ninety (90) days from the creditor party's date of the billing.

4. Failure by the Reinsurer or Reassured to comply with their respective payment obligations within the time periods as herein provided will result in a compound interest penalty payable at a rate equal to the ninety (90) day Treasury Bill rate as published in the Money Rate Section or any successor section of the Wall Street Journal on the first business day following the date a remittance becomes due, plus 2% per annum, to be compounded and adjusted quarterly. Any interest which occurs pursuant to this Article shall he calculated by the party to which it is owed. The accumulation of the number of days that any payment is past due will stop on the date the Intermediary, where applicable, receives payment.

5. The validity of any claim or payment may be contested under the provisions of this Contract. If the debtor party prevails in such action, there shall be no interest penalty due. Otherwise, any interest will be calculated and due as outlined above.

6. If a Reinsurer advances payment of any claim it is contesting, and prevails such action, the Reassured shall return such payment plus pay interest on same, calculated as per the provisions of this Article.

7. Any interest which occurs pursuant to this Article may be waived by the party to which it is owed. Further, any interest which is calculated pursuant to this Article that is $100 or less shall be waived. Waiver of such interest, however, shall not affect the waiving party's right to similar interest for any other failure by the other party to make payment when due under this Article.

8. Nothing in this Article shall diminish any legal remedies which either party may have against the other.



ARTICLE XV -- COMMUTATION

One year after the expiry of this Contract, or at any time thereafter, the Reassured may, at its option, commute all losses outstanding under this Contract.

The Reinsurers agree to accept the Reassured's discretionary reserves, (which may be deemed to be zero for the purpose of commutation), at the time of commutation in consideration of which premiums shall be immediately adjusted, and in consideration of which the Reinsurers shall be given a full and final release of all future liability in respect of this Contract.

The option to commute may only be exercised by the Reassured provided that the adjusted rate for the Contract, at that time, is less than the maximum rate.



ARTICLE XVI -- CURRENCY

The currency to be used for all purposes of this Contract shall be United States Dollars. All amounts paid or received by the Reassured in any other currency shall be converted into United States Dollars at the rates of exchange at which such transactions are converted in the books of the Reassured.



ARTICLE XVII -- TAX PROVISIONS

The Reassured shall be liable for all taxes (except Federal Excise Tax) levied on it with respect to premiums payable to the Reinsurers hereunder. Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.

To the extent that such premium is subject to Federal Excise Tax, the Reinsurers hereby agree to allow as a deduction from the premium, for the purpose of paying Federal Excise Tax, all applicable percentages of the premium payable hereon.

In the event of any return premium becoming due hereunder the Reinsurers will deduct all applicable percentages from the amount of the return, and the Reassured or its agents shall take steps to recover the tax from the Government of the United States of America.

In consideration of the terms under which this Contract is issued, the Reassured undertakes not to claim any deduction in respect of premium payable hereon when making tax returns, other than Income or Profits tax returns, to any fiscal authority of the United States of America or any State or Territory thereof.



ARTICLE XVIII -- INSOLVENCY OF THE REASSURED

Amounts due to the Reassured under this Contract shall be payable by the Reinsurers on the basis of the liability of the Reassured under the original policies reinsured hereunder without diminution because of the insolvency of any one or all of the Reassured Companies.

In the event of the insolvency of the Reassured and the appointment of a Liquidator, Receiver, Conservator or Statutory Successor, the Liquidator or Receiver or Conservator or Statutory Successor of the Reassured shall give written notice to the Reinsurers of the pendency of any claim against the insolvent Reassured on the original policies reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. During the pendency of such claim the Reinsurers may investigate such claim and intervene, at their own expense, in the proceedings where such claim is to be adjudicated and interpose any defense or defenses which they may deem available to the

Reassured or its Liquidator or Receiver or Conservator or Statutory Successor. The expense thus incurred by the Reinsurers shall be chargeable, subject to court approval, against the insolvent Reassured as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Reassured solely as a result of the defense so undertaken by the Reinsurers.

When two or more Reinsurers are involved in the same claim and a majority in interest elect to investigate the claim and/or to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the above paragraph as though such expense had been incurred by the Reassured.

Should the Reassured go into liquidation or should a receiver be appointed, the Reinsurers shall be entitled to deduct from any sums which may be or may become due to the Reassured under this Contract any sums which are due to the Reinsurers from the Reassured under this Contract and which are payable at a fixed or stated date, as well as any other sums due to the Reinsurers which are permitted to be offset under applicable law.

In the event of the insolvency of the Reassured, the amounts due to the Reassured under this Contract shall be payable by the Reinsurers directly to the Reassured or to its Liquidator, Receiver or Conservator or Statutory Successor.

It is the mutual intent of the parties that, in the event of the insolvency of the Reassured, this Article shall be read to conform with the state or regulatory requirements of the jurisdiction in which the liquidation or receivership is conducted In the event that any provision of this Article is in conflict with such state or regulatory requirements, then such provision shall be reformed to be in compliance with such state or regulatory requirements.



ARTICLE XIX -- OFFSET

Each party hereto shall have, and may exercise in the event of insolvency of the other or the non-payment by the other of obligations when due hereunder, the right to offset any balance or balances whether on account of premiums, commissions, claims or losses, adjustment expenses, salvage or any amount due from that party to the other party hereto under this Contract only against any balance or balances due or to become due to the offsetting party from the other party under this Contract only. The terms of this Article shall apply separately to this Contract and to each successive renewal of this Contract.



ARTICLE XX -- DELAYS, ERRORS AND OMISSIONS

No inadvertent delay, error or omission shall be held to relieve either party hereto of any liability which would have attached to them under this Contract if such delay, error or omission had not been made, provided that rectification is made immediately upon discovery.

ARTICLE XXI -- AMENDMENTS AND ALTERATIONS

The terms herein contained comprise the whole Contract between the Reassured and the Reinsurers and may only be changed in writing, signed by or on behalf of both parties.



ARTICLE XXII -- ACCESS TO RECORDS AND CLAIMS REVIEW

All documents and records in the possession of the Reassured concerning this Contract shall be made available upon reasonable notice at the request of the Reinsurers for inspection at the Reassured's offices by the Reinsurers or their nominated representatives for the purposes of obtaining information concerning this Contract or the subject matter hereof.

Specifically, the Reinsurers shall be entitled to nominate a representative to assess the Reassured's claims and claims procedures.

For the avoidance of doubt, it is hereby expressly agreed that the rights given to the Reinsurers by this Article shall continue in effect notwithstanding the expiration of this Contract and shall be exercised at the Reinsurers' own expense.



ARTICLE XXIII -- ARBITRATION

As a condition precedent to any right of action hereunder, all disputes or differences arising out of or connected with this Contract (whether or not arising before or after expiration) its interpretation or implementation, shall be referred to arbitration in Farmington, Connecticut, U.S.A., the city in which the Reassured's principal office is located.

Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen stating the nature of the dispute and the remedy sought. Those Reinsurers involved in the dispute or other matter in controversy shall be considered as one party for the purpose of allocating the cost of the arbitration.

Each party shall appoint an individual as arbitrator and the two so appointed shall then appoint a third arbitrator. If either party refuses or neglects to appoint an arbitrator within sixty (60) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty (60) days of their appointment, within ten (10) days thereafter the two arbitrators will request the American Arbitration Association ("AAA") to appoint a third arbitrator with the qualifications set forth below in this Article without regard to the AAA's Commercial Arbitration Rules. If the AAA fails to appoint a third arbitrator within thirty (30) days after its receipt of the two arbitrators' request, either party may apply to a court of competent jurisdiction to appoint a third arbitrator with the qualifications set forth below in this Article. The third arbitrator will immediately notify each party of his selection. In the event of the resignation or death of any member of the arbitrator panel, a replacement will be appointed in the same manner as the resigning or deceased member was appointed.

Each arbitrator shall be an active or retired officer of an insurance or reinsurance company or Underwriter at Lloyd's London; no arbitrator shall have a personal or financial interest in the result of the arbitration, and shall not be a present or former officer, attorney, or consultant of the Reassured or the Reinsurer or either's affiliates.

The arbitrators shall interpret this Contract as an honorable engagement and not as merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law, and shall make any award with a view to effecting the general purpose of this Contract in a reasonable manner with due regard to the custom and usage of the insurance and reinsurance business.

The arbitrators shall have full discretion to make such orders as they think fit in connection with all procedural matters in the Arbitration, including but not limited to the conduct of the reference by written or oral submissions, the production of documents, the examination of witnesses, and the imposition of time limits for the taking of necessary procedural steps. The arbitrators shall also have full discretion to make such orders as they think fit with regard to the payment of the costs of the Arbitration including attorneys' costs and fees.

If more than one Reinsurer is involved in the same dispute, all such Reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Reassured to each of the Reinsurers constituting the one party, provided that nothing herein shall impair the rights of such Reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurers under the terms of this Contract from several to joint.

Any Award or order of the arbitrators or a majority thereof shall be binding on the parties and there shall be no right of appeal there from.

Except as provided above, arbitration shall be based, insofar as applicable, upon the procedures of the American Arbitration Association.



ARTICLE XXIV -- SERVICE OF SUIT

This Article applies only to those Reinsurers signatory hereto who are domiciled outside the United States of America or, should the Reassured be authorized to do business in the State of New York, those Reinsurers who are unauthorized in New York as respects suits instituted in New York.

It is agreed that in the event of the failure of the Reinsurers hereon to pay any amount claimed to be due hereunder, the Reinsurers hereon, at the request of the Reassured, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Reinsurers' rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States.

It is further agreed that service of process in such suit may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019, and that in any suit instituted against any one of them upon this contract, Reinsurers will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

The above-named are authorized and directed to accept service of process on behalf of Reinsurers in any such suit and/or upon the request of the Reassured to give a written undertaking to the Reassured that they will enter a general appearance upon Reinsurers' behalf in the event such a suit shall be instituted.

Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, Reinsurers hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reassured or any beneficiary hereunder arising out of this contract of reinsurance, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

NMA 1998



ARTICLE XXV -- CONFIDENTIALITY

The confidential nature of this Contract is acknowledged by all parties. Moreover, the Reinsurers will only disclose to third parties, such as regulators, auditors, rating agencies, shareholders, reinsurers and the like, such details of this Contract as are necessary to comply with their obligations to such third parties as part of their normal business practice.

It is a condition binding on Reinsurers hereon that they may not disclose any details of this Contract at any time to any other third party without the agreement of the Reassured.



ARTICLE XXVI -- REGULATORY COMPLIANCE

If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any State in the United States, such provision shall be considered void in such State, but this shall not affect the validity or enforceability of any other provision of this Contract, or the validity or enforceability of such provision in any other jurisdiction.



ARTICLE XXVII -- INTERMEDIARY

Towers Perrin Forster & Crosby, Inc. ("Towers Perrin") is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Reassured or the Reinsurers through Towers Perrin, One Stamford Plaza, 263 Tresser Boulevard, Stamford, Connecticut, 06901-3226. Payments by the Reassured to the Intermediary shall be deemed to constitute payment to the Reinsurers. Payments by the Reinsurers to the Intermediary shall be deemed to constitute payment to the Reassured only to the extent that such payments are actually received by the Reassured.



ARTICLE XXVIII -- GOVERNING LAW

This Contract shall be governed by and construed in accordance with the laws of the State of Connecticut.



ARTICLE XXIX -- PARTICIPATION

This Contract obligates each of the Reinsurers for their proportion of the interests and liabilities set forth under this Contract, such proportions being shown in the attached Schedules.



ARTICLE XXX -- SEVERAL LIABILITY NOTICE

The subscribing Reinsurers' obligations under contracts of reinsurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing Reinsurers are not responsible for the subscription of any co-subscribing Reinsurer who for any reason does not satisfy all or part of its obligations.

        NUCLEAR INCIDENT EXCLUSION CLAUSE-LIABILITY-REINSURANCE (U.S.A.)


(1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph
         (2) shall he deemed to include the following provision (specified as the Limited Exclusion Provision).

         LIMITED EXCLUSION PROVISION:

         I. It is agreed that the policy does not apply under any liability coverage, to: injury, sickness, disease, death or destruction bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

         II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

         III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                  (a)   become effective on or after 1st May, 1960, or

                  (b) become effective before that date and contain the Limited Exclusion Provision set out above;

                  provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

                  (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

                      Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability) shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

         road Exclusion Provision.*

         B

         It is agreed that the policy does not apply:

         I. Under any Liability Coverage, to injury, sickness, disease, death or destruction bodily injury or property damage

                  (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability;

                  or

                  (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

         II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, first aid, to expenses incurred with respect to bodily injury, sickness, disease or death bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

         III. Under any Liability Coverage, to injury, sickness, disease, death or destruction bodily injury or property damage resulting from the hazardous properties of nuclear material, if

                  (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or
                        (2) has been discharged or dispersed therefrom;

                  (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                  (c) the injury, sickness, disease, death or destruction bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility, property damage to such nuclear facility and any property thereat.

         IV.      As used in this endorsement:

                  "HAZARDOUS PROPERTIES" include, radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL", "SPECIAL NUCLEAR MATERIAL", and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing by product material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "NUCLEAR FACILITY" means

                  (a)   any nuclear reactor,

                  (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                  (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                  (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

                  and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

                      With respect to injury to or destruction of property, the word "injury" or "destruction", "property damage" includes all forms of radioactive contamination of property, includes all forms of radioactive contamination of property.

         V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph
                  (3) shall not be applicable to

                  (i) Garage and Automobile Policies issued by the Reassured on New York risks

                                    or

                  (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

                  (4) Without in any way restricting the operation of paragraph ( 1 ) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

         *NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

         21/9/67
         N.M.A. 1590

         NUCLEAR INCIDENT EXCLUSION CLAUSE-LIABILITY-REINSURANCE-CANADA

1. This Agreement does not cover any loss or liability accruing to the Reinsured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of paragraph I of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement, of the following classes, namely,

         Personal Liability.
         Farmers' Liability.
         Storekeepers' Liability.

         which become effective on or after 31st December 1992, shall be deemed to include, from their inception dates and thereafter, the following provision:-

         Limited Exclusion Provision.

         This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

         With respect to property, loss of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of paragraph I of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers' Liability, Storekeepers' Liability or Automobile Liability contracts), which become effective on or after 31st December 1992, shall be deemed to include from their inception dates and thereafter, the following provision:

         Broad Exclusion Provision.

         It is agreed that this Policy does not apply:

         (a) to liability imposed by or arising from any nuclear liability act, law or statute or any law amendatory thereof; nor

         (b) to bodily injury or property damage with respect to which an Insured under this policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit or liability; nor

         (c) to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

                  (i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

                  (ii) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

                  (iii) the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

As used in this Policy:

1. The term "nuclear energy hazard" means the radioactive, toxic, explosive, or other hazardous properties of radioactive material;

2. The term "radioactive material" means uranium, thorium, plutonium, neptunium. their respective derivatives and compounds, radioactive isotopes of other elements and any other substances which may be designated by or pursuant to any law, act or statute, or law amendatory thereof as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use of application of atomic energy;

3.       The term "nuclear facility" means:

         (a) any apparatus designed or used to sustain nuclear fission in self-supporting chain reaction or to contain a critical mass of plutonium, thorium or uranium or any one or more of them;

         (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or
                  (iii) handling, processing or packaging waste;

         (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

         (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

         and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

4. The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

5. With respect to property, loss of use of such property shall be deemed to be property damage.

NMA 1979a (01/04/96) Form approved by Lloyd's Underwriters' Non-Marine Association Limited

           NUCLEAR ENERGY RISKS EXCLUSION CLAUSE (REINSURANCE) (1994)
                      (WORLDWIDE EXCLUDING U.S.A. & CANADA)

This agreement shall exclude Nuclear Energy Risks whether such risks are written directly and/or by way of reinsurance and/or via Pools and/or Associations.

For all purposes of this agreement Nuclear Energy Risks shall mean all first party and/or third party insurances or reinsurances (other than Workers' Compensation and Employers' Liability) in respect of: -

(I) All Property on the site of a nuclear power station. Nuclear Reactors, reactor buildings and plant and equipment therein on any site other than a nuclear power station.

(II) All Property, on any site (including but not limited to the sites referred to in (I) above) used or having been used for: -

         a)       The generation of nuclear energy; or

         b)       The Production, Use or Storage of Nuclear Material.

(III) Any other Property eligible for insurance by the relevant local Nuclear Insurance Pool and/or Association but only to the extent of the requirements of that local Pool and/or Association.

(IV) The supply of goods and services to any of the sites, described in (I) to (III) above, unless such insurances or reinsurances shall exclude the perils of irradiation and contamination by Nuclear Material.

Except as undernoted, Nuclear Energy Risks shall not include: -

(i) Any insurance or reinsurance in respect of the construction or erection or installation or replacement or repair or maintenance or decommissioning of Property as described in (I) to (III) above (including contractors' plant and equipment);

(ii) Any Machinery Breakdown or other Engineering insurance or reinsurance not corning within the scope of (I) above;

Provided always that such insurance or reinsurance shall exclude the perils of irradiation and contamination by Nuclear Material.

However, the above exemption shall not extend to: -

(1)      The provision of any insurance or reinsurance whatsoever in respect of:

         (a)      Nuclear Material;

         (b) Any Property in the High Radioactivity Zone or Area of any Nuclear Installation as from the introduction of Nuclear Material or - for reactor installations - as from fuel loading or first criticality where so agreed with the relevant local Nuclear Insurance Pool and/or Association.

(2) The provision of any insurance or reinsurance for the undernoted perils: -

         - Fire, lightning, explosion;

         - Earthquake;

         - Aircraft and other aerial devices or articles dropped therefrom;

         - Irradiation and radioactive contamination;

         - Any other peril insured by the relevant local Nuclear Insurance Pool and/or Association;

         in respect of any other Property not specified in (1) above which directly involves the Production, Use or Storage of Nuclear Material as from the introduction of Nuclear Material into such Property.

Definitions

"Nuclear Material" means: -

(i) Nuclear fuel, other than natural uranium and depleted uranium, capable of producing energy by a self-sustaining chain process of nuclear fission outside a Nuclear Reactor, either alone or in combination with some other material; and

(ii)     Radioactive Products or Waste.

"Radioactive Products or Waste" means any radioactive material produced in, or any material made radioactive by exposure to the radiation incidental to the production or utilization of nuclear fuel, but does not include radioisotopes which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose.

"Nuclear Installation" means: -

(i)      Any Nuclear Reactor;

(ii) Any factory using nuclear fuel for the production of Nuclear Material, or any factory for the processing of Nuclear Material, including any factory for the reprocessing of irradiated nuclear fuel; and

(iii) Any facility where Nuclear Material is stored, other than storage incidental to the carriage of such material.

"Nuclear Reactor" means any structure containing nuclear fuel in such an arrangement that a self-sustaining chain process of nuclear fission can occur therein without an additional source of neutrons.

"Production, Use or Storage of Nuclear Material" means the production, manufacture, enrichment, conditioning, processing, reprocessing, use, storage, handling and disposal of Nuclear Material.

"Property" shall mean all land, buildings, structures, plant, equipment, vehicles, contents (including but not limited to liquids and gases) and all materials of whatever description whether fixed or not.

"High Radioactivity Zone or Area" means: -

(i) For nuclear power stations and Nuclear Reactors, the vessel or structure which immediately contains the core (including its supports and shrouding) and all the contents thereof, the fuel elements, the control rods and the irradiated fuel store; and

(ii) For non-reactor Nuclear Installations, any area where the level of radioactivity requires the provision of a biological shield.

                                                       Contract No. PUSNA0500666


                                ENDORSEMENT NO. 1

                           EFFECTIVE NOVEMBER 1, 2005

                                       to

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
             BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY DARWIN
                         PROFESSIONAL UNDERWRITERS, INC.

                      (hereinafter called the "Reassured")

                                       by

                      THE UNDERWRITERS AT LLOYD'S, LONDON,
                    who are signatories hereto, each for the
                 proportion underwritten and not one for another

         (hereinafter called, with other participants, the "Reinsurers")


FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, effective November 1, 2005 12:01 a.m., Standard Time, (the "Effective Date"),

1. The Reassured and the Reinsurer hereby agree to amend this Contract as follows:

                  a).      The Reassured's name is amended to read as follows:

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                     CAPITOL SPECIALTY INSURANCE CORPORATION
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
            BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY AMERICAN
              PROFESSIONAL AGENCY INCORPORATED FOR AND ON BEHALF OF
                        DARWIN PROFESSIONAL UNDERWRITERS

                  b). Paragraph A, of Article VI - Special Termination is amended to read as follows:

                  "VI. A. Either party may terminate this Contract upon thirty
                  (30) days written notice in the event that the other party's surplus has been reduced by 30% or more of the amount of surplus at September 30, 2003."

                  c). The first paragraph of Article VII - Ultimate Net Loss is amended to read as follows:

                  "The term "Ultimate Net Loss" as used in this Contract shall mean the sum actually paid by the Reassured in settlement of any losses under its original policies and/or 100% of any additional liability incurred by the Reassured as a result of an award in excess of policy limits, and/or 100% of any liability incurred by the Reassured from any extra-contractual obligation, both as more fully defined in EXCESS OF ORIGINAL POLICY LIMITS and EXTRA-CONTRACTUAL OBLIGATIONS. In the event that the Reassured's original policies and/or specific coverage parts of their original policies are issued on a cost inclusive basis, such loss adjustment expenses shall be included within the Reassured's Ultimate Net Loss for the purposes of recovery hereunder."

                  d). Paragraph B, Article XI - Premium is amended to read as follows:

                  "XI. B. Within 60 days of expiry of this Contract, the Reassured shall render a statement of its Subject Gross Net Written Premium Income and the Reassured shall pay, or be paid by the Reinsurers, the difference between the Deposit Premium and a premium determined by applying a provisional rate of 14% to the said Subject Gross Net Written Premium Income. "

                  e). The third paragraph of Article XII - Notice of Loss and Loss Settlements is amended to read as follows:

                  "The bordereaux shall solely comprise numerical details of the paid and outstanding amounts of each loss together with other data to identify the claim. It is clearly understood and agreed that such bordereaux shall not provide any other details of the claim and that there shall be no requirement to provide assessment of potential liability or other evaluations of each claim. "

                  f). The first paragraph of Article XXV - Confidentiality is amended to read as follows:

                  "The confidential nature of this Contract is acknowledged by all parties. Moreover, the Reinsurers will only disclose to third parties, such as regulators, legal counsel, auditors, rating agencies, shareholders, reinsurers and the like, such details of this Contract as are necessary to comply with their obligations to such third parties as part of their normal business practice. "

2. All other terms and conditions not inconsistent with the above remain unchanged.

IN WITNESS WHEREOF, the parties intending to be legally bound hereto have executed this Endorsement on the date indicated below by their duly authorized representatives.

Signed in London, England, this            day of                     , 2006,
and signed in Farmington, Connecticut, this      day of              , 2006.


                                               DARWIN NATIONAL ASSURANCE COMPANY
                                                 DARWIN SELECT INSURANCE COMPANY
                                                  CAPITOL INDEMNITY CORPORATION,
                                         CAPITOL SPECIALTY INSURANCE CORPORATION
                                                  PLATTE RIVER INSURANCE COMPANY
                                      AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
                        SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC, BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY AMERICAN
                           PROFESSIONAL AGENCY INCORPORATED FOR AND ON BEHALF OF
                                                DARWIN PROFESSIONAL UNDERWRITERS



                                       BY     /s/ Stephen Sills
                                              ----------------------------------



                                      TITLE   President & CEO
                                              ----------------------------------
                                                         Doc#: 196635 04/18/2006



















                                ENDORSEMENT NO. 1

                           EFFECTIVE NOVEMBER 1, 2005

                                       to

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

                                                       Contract No. PUSNA0500666


                                ENDORSEMENT NO. 1

                           EFFECTIVE NOVEMBER 1, 2005

                                       to

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
             BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY DARWIN
                         PROFESSIONAL UNDERWRITERS, INC.

                      (hereinafter called the "Reassured")

                                       by

                          ASPEN INSURANCE U.K. LIMITED

         (hereinafter called, with other participants, the "Reinsurers")


FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, effective November 1, 2005 12:01 a.m., Standard Time, (the "Effective Date"),

1. The Reassured and the Reinsurer hereby agree to amend this Contract as follows:

                  a). The Reassured's name is amended to read as follows:

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                     CAPITOL SPECIALTY INSURANCE CORPORATION
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
            BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY AMERICAN
              PROFESSIONAL AGENCY INCORPORATED FOR AND ON BEHALF OF
                        DARWIN PROFESSIONAL UNDERWRITERS

                  b). Paragraph A, of Article VI - Special Termination is amended to read as follows:

                  "VI. A. Either party may terminate this Contract upon thirty
                  (30) days written notice in the event that the other party's surplus has been reduced by 30% or more of the amount of surplus at September 30, 2003."

                  c). The first paragraph of Article VII - Ultimate Net Loss is amended to read as follows:

                  "The term "Ultimate Net Loss" as used in this Contract shall mean the sum actually paid by the Reassured in settlement of any losses under its original policies and/or 100% of any additional liability incurred by the Reassured as a result of an award in excess of policy limits, and/or 100% of any liability incurred by the Reassured from any extra-contractual obligation, both as more fully defined in EXCESS OF ORIGINAL POLICY LIMITS and EXTRA-CONTRACTUAL OBLIGATIONS. In the event that the Reassured's original policies and/or specific coverage parts of their original policies are issued on a cost inclusive basis, such loss adjustment expenses shall be included within the Reassured's Ultimate Net Loss for the purposes of recovery hereunder."

                  d). Paragraph B, Article XI - Premium is amended to read as follows:

                  "XI. B. Within 60 days of expiry of this Contract, the Reassured shall render a statement of its Subject Gross Net Written Premium Income and the Reassured shall pay, or be paid by the Reinsurers, the difference between the Deposit Premium and a premium determined by applying a provisional rate of 14% to the said Subject Gross Net Written Premium Income. "

                  e). The third paragraph of Article XII - Notice of Loss and Loss Settlements is amended to read as follows:

                  "The bordereaux shall solely comprise numerical details of the paid and outstanding amounts of each loss together with other data to identify the claim. It is clearly understood and agreed that such bordereaux shall not provide any other details of the claim and that there shall be no requirement to provide assessment of potential liability or other evaluations of each claim. "

                  f). The first paragraph of Article XXV - Confidentiality is amended to read as follows:

                  "The confidential nature of this Contract is acknowledged by all parties. Moreover, the Reinsurers will only disclose to third parties, such as regulators, legal counsel, auditors, rating agencies, shareholders, reinsurers and the like, such details of this Contract as are necessary to comply with their obligations to such third parties as part of their normal business practice. "

2. All other terms and conditions not inconsistent with the above remain unchanged.

IN WITNESS WHEREOF, the parties intending to be legally bound hereto have executed this Endorsement on the date indicated below by their duly authorized representatives.

Signed in London, England, this            day of                     , 2006,
and signed in Farmington, Connecticut, this      day of              , 2006.


                                               DARWIN NATIONAL ASSURANCE COMPANY
                                                 DARWIN SELECT INSURANCE COMPANY
                                                  CAPITOL INDEMNITY CORPORATION,
                                         CAPITOL SPECIALTY INSURANCE CORPORATION
                                                  PLATTE RIVER INSURANCE COMPANY
                                      AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
                        SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC, BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY AMERICAN
                           PROFESSIONAL AGENCY INCORPORATED FOR AND ON BEHALF OF
                                                DARWIN PROFESSIONAL UNDERWRITERS



                                       BY     /s/ Stephen Sills
                                              ----------------------------------



                                      TITLE   President & CEO
                                              ----------------------------------
                                                         Doc#: 196635 04/18/2006




                                ENDORSEMENT NO. 1

                           EFFECTIVE NOVEMBER 1, 2005

                                       to

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

                                                                    Contract No.


                                ENDORSEMENT NO. 1

                           EFFECTIVE NOVEMBER 1, 2005

                                       to

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
             BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY DARWIN
                         PROFESSIONAL UNDERWRITERS, INC.

                      (hereinafter called the "Reassured")

                                       by

                    ACE PROPERTY & CASUALTY INSURANCE COMPANY
                         Through ACE TEMPEST RE USA, LLC

         (hereinafter called, with other participants, the "Reinsurers")


FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, effective November 1, 2005 12:01 a.m., Standard Time, (the "Effective Date"),

1. The Reassured and the Reinsurer hereby agree to amend this Contract as follows:

                  a). The Reassured's name is amended to read as follows:

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                     CAPITOL SPECIALTY INSURANCE CORPORATION
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
            BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY AMERICAN
              PROFESSIONAL AGENCY INCORPORATED FOR AND ON BEHALF OF
                        DARWIN PROFESSIONAL UNDERWRITERS

                  b). Paragraph A, of Article VI - Special Termination is amended to read as follows:

                  "VI. A. Either party may terminate this Contract upon thirty
                  (30) days written notice in the event that the other party's surplus has been reduced by 30% or more of the amount of surplus at September 30, 2003."

                  c). The first paragraph of Article VII - Ultimate Net Loss is amended to read as follows:

                  "The term "Ultimate Net Loss" as used in this Contract shall mean the sum actually paid by the Reassured in settlement of any losses under its original policies and/or 100% of any additional liability incurred by the Reassured as a result of an award in excess of policy limits, and/or 100% of any liability incurred by the Reassured from any extra-contractual obligation, both as more fully defined in EXCESS OF ORIGINAL POLICY LIMITS and EXTRA-CONTRACTUAL OBLIGATIONS. In the event that the Reassured's original policies and/or specific coverage parts of their original policies are issued on a cost inclusive basis, such loss adjustment expenses shall be included within the Reassured's Ultimate Net Loss for the purposes of recovery hereunder."

                  d). Paragraph B, Article XI - Premium is amended to read as follows:

                  "XI. B. Within 60 days of expiry of this Contract, the Reassured shall render a statement of its Subject Gross Net Written Premium Income and the Reassured shall pay, or be paid by the Reinsurers, the difference between the Deposit Premium and a premium determined by applying a provisional rate of 14% to the said Subject Gross Net Written Premium Income. "

                  e). The third paragraph of Article XII - Notice of Loss and Loss Settlements is amended to read as follows:

                  "The bordereaux shall solely comprise numerical details of the paid and outstanding amounts of each loss together with other data to identify the claim. It is clearly understood and agreed that such bordereaux shall not provide any other details of the claim and that there shall be no requirement to provide assessment of potential liability or other evaluations of each claim. "

                  f). The first paragraph of Article XXV - Confidentiality is amended to read as follows:

                  "The confidential nature of this Contract is acknowledged by all parties. Moreover, the Reinsurers will only disclose to third parties, such as regulators, legal counsel, auditors, rating agencies, shareholders, reinsurers and the like, such details of this Contract as are necessary to comply with their obligations to such third parties as part of their normal business practice. "

2. All other terms and conditions not inconsistent with the above remain unchanged.

IN WITNESS WHEREOF, the parties intending to be legally bound hereto have executed this Endorsement on the date indicated below by their duly authorized representatives.

Signed in Stamford, Connecticut, this 21st day of April, 2006,


                                       ACE PROPERTY & CASUALTY INSURANCE COMPANY
                                       Through ACE TEMPEST RE USA, LLC


                                       BY
                                             -----------------------------------

                                       TITLE
                                             -----------------------------------
                                                         Doc#: 196635 04/18/2006
and signed in Farmington, Connecticut, this          day of              , 2006.


                                               DARWIN NATIONAL ASSURANCE COMPANY
                                                 DARWIN SELECT INSURANCE COMPANY
                                                  CAPITOL INDEMNITY CORPORATION,
                                         CAPITOL SPECIALTY INSURANCE CORPORATION
                                                  PLATTE RIVER INSURANCE COMPANY
                                      AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
                        SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC, BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY AMERICAN
                           PROFESSIONAL AGENCY INCORPORATED FOR AND ON BEHALF OF
                                                DARWIN PROFESSIONAL UNDERWRITERS



                                      BY     /s/ Stephen Sills
                                             -----------------------------------



                                      TITLE  President & CEO
                                             -----------------------------------
                                                         Doc#: 196635 04/18/2006




                                ENDORSEMENT NO. 1

                           EFFECTIVE NOVEMBER 1, 2005

                                       to

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

                                                       Contract No. 611365 / 206


                                ENDORSEMENT NO. 1

                           EFFECTIVE NOVEMBER 1, 2005

                                       to

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
             BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY DARWIN
                         PROFESSIONAL UNDERWRITERS, INC.

                      (hereinafter called the "Reassured")

                                       by

                            AXIS REINSURANCE COMPANY

                                    NEW YORK

         (hereinafter called, with other participants, the "Reinsurers")


FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, effective November 1, 2005 12:01 a.m., Standard Time, (the "Effective Date"),

1. The Reassured and the Reinsurer hereby agree to amend this Contract as follows:

                  a). The Reassured's name is amended to read as follows:

                        DARWIN NATIONAL ASSURANCE COMPANY
                         DARWIN SELECT INSURANCE COMPANY
                         CAPITOL INDEMNITY CORPORATION,
                     CAPITOL SPECIALTY INSURANCE CORPORATION
                         PLATTE RIVER INSURANCE COMPANY
                   AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
            SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC,
            BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY AMERICAN
              PROFESSIONAL AGENCY INCORPORATED FOR AND ON BEHALF OF
                        DARWIN PROFESSIONAL UNDERWRITERS

                  b). Paragraph A, of Article VI - Special Termination is amended to read as follows:

                  "VI. A. Either party may terminate this Contract upon thirty
                  (30) days written notice in the event that the other party's surplus has been reduced by 30% or more of the amount of surplus at September 30, 2003."

                  c). The first paragraph of Article VII - Ultimate Net Loss is amended to read as follows:

                  "The term "Ultimate Net Loss" as used in this Contract shall mean the sum actually paid by the Reassured in settlement of any losses under its original policies and/or 100% of any additional liability incurred by the Reassured as a result of an award in excess of policy limits, and/or 100% of any liability incurred by the Reassured from any extra-contractual obligation, both as more fully defined in EXCESS OF ORIGINAL POLICY LIMITS and EXTRACONTRACTUAL OBLIGATIONS. In the event that the Reassured's original policies and/or specific coverage parts of their original policies are issued on a cost inclusive basis, such loss adjustment expenses shall be included within the Reassured's Ultimate Net Loss for the purposes of recovery hereunder."

                  d). Paragraph B, Article XI - Premium is amended to read as follows:

                  "XI. B. Within 60 days of expiry of this Contract, the Reassured shall render a statement of its Subject Gross Net Written Premium Income and the Reassured shall pay, or be paid by the Reinsurers, the difference between the Deposit Premium and a premium determined by applying a provisional rate of 14% to the said Subject Gross Net Written Premium Income. "

                  e). The third paragraph of Article XII - Notice of Loss and Loss Settlements is amended to read as follows:

                  "The bordereaux shall solely comprise numerical details of the paid and outstanding amounts of each loss together with other data to identify the claim. It is clearly understood and agreed that such bordereaux shall not provide any other details of the claim and that there shall be no requirement to provide assessment of potential liability or other evaluations of each claim. "

                  f). The first paragraph of Article XXV - Confidentiality is amended to read as follows:

                  "The confidential nature of this Contract is acknowledged by all parties. Moreover, the Reinsurers will only disclose to third parties, such as regulators, legal counsel, auditors, rating agencies, shareholders, reinsurers and the like, such details of this Contract as are necessary to comply with their obligations to such third parties as part of their normal business practice. "

2. All other terms and conditions not inconsistent with the above remain unchanged.

IN WITNESS WHEREOF, the parties intending to be legally bound hereto have executed this Endorsement on the date indicated below by their duly authorized representatives.

Signed in New York, New York, this 21st day of April, 2006,


                                       AXIS REINSURANCE COMPANY


                                       BY
                                              ----------------------------------

                                       TITLE
                                              ----------------------------------
                                                         Doc#: 196635 04/18/2006
and signed in Farmington, Connecticut, this      day of              , 2006.


                                               DARWIN NATIONAL ASSURANCE COMPANY
                                                 DARWIN SELECT INSURANCE COMPANY
                                                  CAPITOL INDEMNITY CORPORATION,
                                         CAPITOL SPECIALTY INSURANCE CORPORATION
                                                  PLATTE RIVER INSURANCE COMPANY
                                      AND/OR ANY OTHER ASSOCIATED, AFFILIATED OR
                        SUBSIDIARY COMPANIES OF ALLEGHANY INSURANCE HOLDING LLC, BUT ONLY IN RESPECT OF BUSINESS UNDERWRITTEN BY AMERICAN
                           PROFESSIONAL AGENCY INCORPORATED FOR AND ON BEHALF OF
                                                DARWIN PROFESSIONAL UNDERWRITERS



                                       BY     /s/ Stephen Sills
                                              ----------------------------------




                                      TITLE   President & CEO
                                              ----------------------------------
                                                         Doc#: 196635 04/18/2006




                                ENDORSEMENT NO. 1

                           EFFECTIVE NOVEMBER 1, 2005

                                       to

                      EXCESS OF LOSS REINSURANCE AGREEMENT

                           EFFECTIVE NOVEMBER 1, 2005